FCFSA-2

                        SUPPLEMENT DATED JUNE 15, 1999
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

                        FRANKLIN CUSTODIAN FUNDS, INC.
                (DYNATECH SERIES, GROWTH SERIES, INCOME SERIES,
            UTILITIES SERIES AND U.S. GOVERNMENT SECURITIES SERIES)
                            dated February 1, 1999

The Statement of Additional Information is amended as follows:

I. The address on the front page is changed to P.O. Box 997151 Sacramento, CA 95899-9983.

II. The first paragraph under the section "Management and Other Services - Shareholder servicing and transfer agent" is replaced with the following:

 Franklin/Templeton Investor Services, Inc. (Investor Services) is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

III. The following category is added to the section "Waivers for certain investors," found under "Buying and Selling Shares - Initial sales charges":

 o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

IV. The following category is added to the section "CDSC waivers," found under "Buying and Selling Shares - Contingent deferred sales charge (CDSC)":

 o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

               Please keep this supplement for future reference.